================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: APRIL 28, 1999
                        (Date of earliest event reported)




                                 GTE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              NEW YORK                                1-2755                               13-1678633
   (STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)


            1255 Corporate Drive, SVC04C08, Irving, Texas                                    75038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                    (ZIP CODE)


         Registrant's telephone number, including area code 972-507-5000




              (Former name, former address and former fiscal year,
                         if changed since last report)




================================================================================

                                 GTE CORPORATION

                                    FORM 8-K

Item 5.  Other Events

At a meeting with investors on April 28, 1999, to provide information with regard to the proposed merger between GTE Corporation ("GTE") and a subsidiary of Bell Atlantic Corporation ("Bell Atlantic"), the companies stated that they are working diligently to complete the merger and that they anticipated closing the merger in the 4th quarter of this year. However, a variety of state and federal regulatory agencies must approve the merger and, accordingly, the merger may close in the first half of 2000.

Bell Atlantic and GTE provided the following "sum-of-the-parts" estimate of the equity value of the combined company following the completion of the merger:



                                  VALUATION METHODOLOGY                                    $ PER SHARE *
                                  ---------------------                                    -------------

Domestic Wireline                 20 - 25% discount to market multiple                         $60 - $65
Domestic Wireless                 10x - 12x '99 Cellular EBITDA
                                  $75 per POP for PCS                                            12 - 14
Data (Fiber Assets/BBN)           Market Comparables/Asset Values                                11 - 13
International                     Public Market/Comparables                                        7 - 8
Directory and Other               8x '99 Directory EBITDA                                         8 - 10
                                                                                    --------------------
Subtotal                                                                                        98 - 110
NPV Synergies                                                                                          7
                                                                                    --------------------
Firm Value                                                                                     105 - 117
Less Net Debt                                                                                       (15)
                                                                                    --------------------
Equity Value                                                                        $90 - $100 per share
                                                                                    ====================

*  Assumes 2.76 billion combined company shares outstanding

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 GTE Corporation
                                       --------------------------------------
                                                  (Registrant)


Date:      April 28, 1999                        /s/ Paul R. Shuell
      ---------------------            --------------------------------------
                                                     Paul R. Shuell
                                              Vice President and Controller